Exhibit T3B.175

AMENDMENT TO THE

GOVERNING AGREEMENTS OF

THE ENTITIES SET FORTH ON SCHEDULE A ATTACHED HERETO

THIS AMENDMENT (this “Amendment”) to the respective Limited Liability Company Agreement, Operating Agreement, Limited Partnership Agreement or Partnership Agreement ( each, a “Governing Agreement” and collectively, the “Governing Agreements”) of the applicable entities set forth on Schedule A attached hereto (each, an “Entity”, and collectively, the “Entities”), is entered into effective as of October 31, 2020.

RECITALS

A.	Each Entity is a direct or indirect subsidiary of CBL & Associates Properties, Inc. (“Parent”).

B.

Parent and certain of its subsidiaries, intend to implement a financial restructuring (the “Restructuring”) through a plan of reorganization pursuant to chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

C.

The undersigned, being all of the members of the board of directors, all of the members of the board of managers, all of the members, all of the partners, the sole member, the managing member, the chief manager, the managing partner or the general partner, as the case may be (as applicable, the “Governing Body”) of the applicable Entity, desires that the Restructuring not alter such Entity’s existing membership or partnership, as applicable, or cause dissolution of such Entity in the event of the bankruptcy of a member or partner, as applicable, of such Entity.

D.	Pursuant to the relevant provisions of the respective Governing Agreements, each Governing Body has the authority to amend the applicable Entity’s Governing Agreement.

NOW, THEREFORE, each Governing Body hereby agrees as follows:

1.

With respect to any Entity that is a limited liability company, the following provision shall be inserted as the last sentence at the end of the dissolution section of the applicable Governing Agreement, or if no such provision exists, as a new section at the end of the applicable Governing Agreement:

“Notwithstanding any other provision herein, the bankruptcy of any member of the company shall not cause such member to cease to be a member of the company, and upon the occurrence of such an event, the company shall continue without dissolution. Additionally, such member shall waive any right it might have to agree in writing to dissolve the company upon the bankruptcy of such member, or the occurrence of an event that causes such member to cease to be a member of the company.”

2.

With respect to any Entity that is a limited partnership or general partnership, the following provision shall be inserted as the last sentence at the end of the dissolution section of the applicable Governing Agreement, or if no such provision exists, as a new section at the end of the applicable Governing Agreement:

“Notwithstanding any other provision herein, the bankruptcy of any partner of the partnership shall not cause such partner to cease to be a partner of the partnership, and upon the occurrence of such an event, the partnership shall continue without dissolution. Additionally, such partner shall waive any right it might have to agree in writing to dissolve the partnership upon the bankruptcy of such partner, or the occurrence of an event that causes such partner to cease to be a partner of the partnership.”

3.	This Amendment shall be governed by, and construed under, the applicable laws of the State of formation of the applicable Entities (without regard to the principles of conflict of laws).

4.

Except to the extent modified or amended by this Amendment, the Governing Agreements shall remain in full force and effect as originally written. Each reference to “hereof’, “hereunder” and “hereby” and each similar reference contained in the respective Governing Agreements shall refer to such Governing Agreements as amended by this Amendment.

[Remainder of page intentionally left blank. Signature page follows.]

2

IN WITNESS WHEREOF, the undersigned, being the Governing Body of the listed Entity, have executed this Amendment as of the date first set forth above.

CBL & ASSOCIATES LIMITED PARTNERSHIP

By:	CBL Holdings I, Inc., its sole general partner, pursuant to its right under Section 14. 7(b)(iv) to unilaterally amend the Partnership Agreement

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

ACADIANA EXPANSION PARCEL, LLC

AKRON MALL LAND, LLC

BROOKFIELD SQUARE PARCEL, LLC

CBL EAGLE POINT MEMBER, LLC

CBL EL PASO MEMBER, LLC

CBL EL PASO OUTPARCEL MEMBER, LLC

CBL GETTYSBURG MEMBER, LLC

CBL GRANDVIEW FORUM, LLC

CBL LAREDO MEMBER, LLC

CBL LOUISVILLE MEMBER, LLC

CBL LOUISVILLE OUTPARCEL MEMBER, LLC

CBL STATESBORO MEMBER, LLC

CBL TRIANGLE TOWN MEMBER, LLC

CBL WOODSTOCK MEMBER, LLC

CBL/HIGH POINTE GP, LLC

CBL/HUNTSVILLE, LLC

CBL/IMPERIAL VALLEY GP, LLC

CBL/J I, LLC

CBL/J II, LLC

CBL/KENTUCKY OAKS, LLC

CBL/KIRKWOOD MALL, LLC

CBL/MONROEVILLE EXPANSION I, LLC

CBL/MONROEVILLE EXPANSION II, LLC

CBL/MONROEVILLE EXPANSION III, LLC

CBL/MONROEVILLE I, LLC

CBL/MONROEVILLE II, LLC

CBL/MONROEVILLE III, LLC

CBL/MSC, LLC

CBL/PARKDALE CROSSING GP, LLC

CBL/PARKDALE MALL GP, LLC

CBL/P ARKDALE, LLC

CBL/REGENCY I, LLC

CBL/RICHLAND G.P., LLC

CBL/SUNRISE COMMONS GP, LLC

CBL/SUNRISE GP, LLC

CBL/SUNRISE LAND, LLC

CBL/YORK TOWN CENTER GP, LLC

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/YORK TOWN CENTER, LLC

CBL-D’IBERVILLE MEMBER, LLC,

CBL-TRS MEMBER I, LLC

CBL-TRS MEMBER II, LLC

CITADEL MALL DSG, LLC

COBBLESTONE VILLAGE AT PALM COAST, LLC

COLUMBIA PLACE/ ANCHOR, LLC

CROSSINGS AT MARSHALLS CREEK I, LLC

CROSSINGS AT MARSHALLS CREEK II, LLC

EASTLAND MEDICAL BUILDING, LLC

GREENBRIER MALL, LLC

HAMMOCK LANDING/WEST MELBOURNE, LLC

HICKORY HOLLOW/SB, LLC

HICKORY POINT-OP OUTPARCEL, LLC

IV COMMONS, LLC

KIRKWOOD MALL ACQUISITION LLC

LAUREL PARK RETAIL HOLDING LLC

LHM-UTAH, LLC

MAYFAIRE GP, LLC

MDN/LAREDO GP II, LLC

MORTGAGE HOLDINGS, LLC

MULTI-GP HOLDINGS, LLC

NORTHGATE SAC, LLC

PANAMA CITY PERIPHERAL, LLC

PEARLAND GROUND, LLC

PORT ORANGE HOLDINGS II, LLC

SOUTHAVEN TOWNE CENTER, LLC

SPRINGHILL/COASTAL LANDING, LLC

TENN-GP HOLDINGS, LLC

THE PAVILION AT PORT ORANGE, LLC

VOLUSIA-OP PERIPHERAL, LLC

WILKES-BARRE MARKETPLACE GP, LLC

CHERRYVALE MALL, LLC,

DAKOTA SQUARE MALL CMBS, LLC

FAYETTE PLAZA CMBS, LLC

IMPERIAL VALLEY MALL GP, LLC

LAYTON HILLS MALL CMBS LLC

MADISON/EAST TOWNE, LLC

MADISON/WEST TOWNE, LLC

MDN/LAREDO GP, LLC

NORTHPARK MALL/JOPLIN, LLC

PEARLAND TOWN CENTER GP, LLC

SOUTHAVEN TOWNE CENTER II, LLC

ST. CLAIR SQUARE SPE, LLC

THE LANDING AT ARBOR PLACE II, LLC

CBL FREMAUX MEMBER, LLC

KIRKWOOD MALL MEZZ LLC

2030 INSURANCE, LLC

ACADIANA ANCHOR M, LLC

ACADIANA MALL OF LOUISIANA, LLC

ALAMANCE CROSSING II, LLC

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

ALAMANCE CROSSING, LLC

APWM, LLC

ASHEVILLE, LLC

BREWERY DISTRICT, LLC

BROOKFIELD SQUARE ANCHOR S, LLC

CBL BRAZIL-BRASILIA MEMBER, LLC

CBL BRAZIL-WIZ DE FORA MEMBER, LLC

CBL BRAZIL-MACAE MEMBER, LLC

CBL BRAZIL-MA CAP A MEMBER, LLC

CBL BRAZIL-MANAUS MEMBER, LLC

CBL BRAZIL-TENCO SC MEMBER, LLC

CBL EL PASO PREF LENDER, LLC

CBL FAYETTE HOTEL MEMBER, LLC

CBL FRIENDLY HOTEL MEMBER, LLC

CBL HARTFORD MEMBER, LLC

CBL HP HOTEL MEMBER, LLC

CBL MEMBER-MANSFIELD, LLC

CBL TTC MEMBER, LLC

CBL WALDEN PARK, LLC

CBL/GULF COAST, LLC

CBL/MADISON I, LLC

CBL/MADISON II, LLC

CBL/PENN INVESTMENTS, LLC

CBL/WESTMORELAND GROUND, LLC

CBL-MS GP, LLC

CROSS CREEK ANCHORS GP, LLC

CV AT NORTH COLUMBUS, LLC

D’IBERVILLE CBL LAND, LLC

DECO MALL, LLC

DEVELOPMENT OPTIONS CENTERS, LLC

DEVELOPMENT OPTIONS/COBBLESTONE, LLC

DUNITE ACQUISITIONS, LLC

EAST TOWNE PARCEL I, LLC

EASTGATE ANCHORS, LLC

EASTLAND ANCHOR M, LLC

EVIN ACQUISITIONS, LLC

FAYETTE MIDDLE ANCHOR, LLC

FHP EXPANSION GP I, LLC

FHP EXPANSION GP II, LLC

GCTC PERIPHERAL V, LLC

GUNBARREL COMMONS, LLC

HAMILTON PLACE ANCHOR S, LLC

HANES MALL PARCELS, LLC

HARTFORD OUTLET JV, LLC

HIXSON MALL, LLC

HUCKLEBERRYPLACE, LLC

JEFFERSON ANCHOR M, LLC

JEFFERSON ANCHORS, LLC

JEFFERSON MALL COMP ANY II, LLC

JG WINSTON-SALEM, LLC

LAKEVIEW POINTE, LLC

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MERIDIAN MALL LIMITED PARTNERSHIP

MID RIVERS LAND LLC

MILFORD MARKETPLACE, LLC

NORTH CHARLESTON JOINT VENTURE II, LLC

PARKDALE ANCHOR M, LLC

PEARLAND-OP PARCEL 8, LLC

SHOPPES AT ST. CLAIR SQUARE, LLC

SOUTHPARK MALL-DSG, LLC

THE VILLAGE AT NEWNAN CROSSING, LLC

TN-LAND PARCELS, LLC

TX-LAND PARCELS, LLC

VILLAGE AT ORCHARD HILLS, LLC

VOLUSIA SAC, LLC

WILKES-BARRE MARKETPLACE I, LLC

WI-LAND PARCELS, LLC

WNC SHOPPING CENTER, LLC

FAYETTE DEVELOPMENT PROPERTY, LLC

THE LAKES MALL, LLC

POM-COLLEGE STATION, LLC,

SOUTH COUNTY SHOPPINGTOWN LLC

STROUD MALL, LLC

WPMP HOLDING LLC

By:	CBL & Associates Limited Partnership, as the sole member of each of the above listed limited liability companies

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL AMBASSADOR MEMBER, LLC

EASTLAND HOLDING I, LLC

EASTLAND HOLDING II, LLC

By the following members of each of the above listed limited liability companies:

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Management, Inc.

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL MORRISTOWN, LTD

CBL/NASHUA LIMITED PARTNERSHIP

COLLEGE STATION PARTNERS, LTD

FRONTIER MALL ASSOCIATES LIMITED PARTNERSHIP

LAKESHORE/SEBRING LIMITED PARTNERSHIP

MARYVILLE DEPARTMENT STORE ASSOCIATES, LTD.

SEACOAST SHOPPING CENTER LIMITED PARTNERSHIP

TURTLE CREEK LIMITED PARTNERSHIP

WALNUT SQUARE ASSOCIATES LIMITED PARTNERSHIP

By the following partners of each of the above listed limited partnerships:

CBL & Associates Limited Partnership, its general partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

By:	Mortgage Holdings, its limited partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

THE GALLERIA ASSOCIATES, L.P.

COOLSPRINGS CROSSING LIMITED PARTNERSHIP

By the following partners of each of the above listed limited partnerships:

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

By:	CBL & Associates Properties, Inc. , its limited partner

By:
Name:	Jeffery V. Curry.
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MADISON PLAZA ASSOCIATES LTD.

MADISON SQUARE ASSOCIATES, LTD.

By the following partners of each of the above listed limited partnerships:

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

By:	CBL/Huntsville, LLC, its limited partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

ARBOR PLACE LIMITED PARTNERSHIP

BONITA LAKES MALL LIMITED PARTNERSHIP

CBL/LOW LIMITED PARTNERSHIP

WESTGATE CROSSING LIMITED PARTNERSHIP

WILLOWBROOK PLAZA LIMITED PARTNERSHIP

By the following partners of each of the above listed limited partnerships:

Multi-GP Holdings, LLC, its general partner

By:	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

ACADIANA OUTPARCEL, LLC

CBL LEE’S SUMMIT EAST, LLC

CBL LEE’S SUMMIT PERIPHERAL, LLC

CBL WOODSTOCK OUTPARCEL MEMBER, LLC

CBL/MSC II, LLC

CBL-706 BUILDING, LLC

CBL-708 LAND, LLC

CBL-840 GC, LLC

CBL-850 GC, LLC

CBL-BRASSFIELD SHOPPING CENTER, LLC

CBL-CALDWELL COURT, LLC

CBL-FC BUILDING, LLC

CBL-GARDEN SQUARE, LLC

CBL-HUNT VILLAGE, LLC

CBL-LP OFFICE BUILDING, LLC

CBL-NEW GARDEN CROSSING, LLC

CBL-NORTHWEST CENTRE, LLC

CBL-OAK HOLLOW SQUARE, LLC

CBL-OB BUSINESS CENTER, LLC

CBL-ONE OYSTER POINT, LLC

CBL-PB CENTER I, LLC

CBL-ST BUILDING, LLC

CBL-SUNDAY DRIVE, LLC

CBL-TWO OYSTER POINT, LLC

CBL-WESTRIDGE SQUARE, LLC

CBL-WESTRIDGE SUITES, LLC

CVPC-LO, LLC

CVPC-OUTPARCELS, LLC

GULF COAST TOWN CENTER PERIPHERAL I, LLC

GULF COAST TOWN CENTER PERIPHERAL II, LLC

HAMMOCK LANDING COLLECTING AGENT, LLC

HICKORY POINT OUTPARCELS, LLC

IV OUTPARCELS, LLC

MADISON GROUND, LLC

CBL & ASSOCIATES MANAGEMENT SUB, LLC

CBL BI DEVELOPMENTS MEMBER, LLC

CBL WOODSTOCK INVESTMENTS MEMBER, LLC

CHICOPEE MARKETPLACE III, LLC

GCTC PERIPHERAL III, LLC

NEWCO MORTGAGE, LLC

PROPERTY TAXPERTS, LLC

THE SHOPS AT PINEDA RIDGE, LLC

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

WATERFORD COMMONS OF CT III, LLC

WEST TOWNE DISTRICT, LLC

By:	CBL & Associates Management, Inc., as the sole member of each of the above listed limited liability companies

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/BROOKFIELD I, LLC

CBL/BROOKFIELD II, LLC

CBL/CARY I, LLC

CBL/CARY II, LLC

CBL/FAYETTE I, LLC

CBL/FAYETTE II, LLC

By:	CBL/J I, LLC, as the sole member of each of the above listed companies

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/CHERRYVALE I, LLC

CBL/CITADEL I, LLC

CBL/CITADEL II, LLC

CBL/COLUMBIA I, LLC

CBL/COLUMBIA II, LLC

CBL/EASTGATE I, LLC

CBL/EASTGATE II, LLC

CBL/MIDLANDI, LLC

CBL/MIDLAND II, LLC

CBL/OLD HICKORY I, LLC

CBL/OLD HICKORY II, LLC

CBL/REGENCY II LLC

CBL/TOWNE MALL I, LLC

CBL/TOWNE MALL II, LLC

CBL/WAUSAU I, LLC

CBL/WAUSAU II, LLC

CBL/WAUSAU III, LLC

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/WAUSAU IV, LLC

JG RANDOLPH, LLC

By:	CBL/J II, LLC, as the sole member of each of the above listed companies

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/WESTMORELAND I, LLC

CBL/WESTMORELAND II, LLC

ST. CLAIRE SQUARE GP I, LLC

CBL/PARK PLAZA GP, LLC

CHESTERFIELD PARCEL, LLC

C.H. OF AKRON II, LLC

By:	CW Joint Venture, LLC, as the sole member of each of the above listed companies

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MARYVILLE PARTNERS, L.P.

THE COURTYARD AT HICKORY HOLLOW LIMITED PARTNERSHIP

HICKORY HOLLOW MALL LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

Tenn-GP Holdings, LLC, general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

BROOKFIELD SQUARE JOINT VENTURE,

By the following partners of the above listed general partnership:

CBL/Brookfield I, LLC

By:	CBL /J I, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/Brookfield II, LLC

By:	CBL/J I, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL RM-WACO, LLC,

By the following members of the above listed limited liability company:

CBL/Richland G.P., LLC

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL SM-BROWNSVILLE, LLC,

By the following members of the above listed limited liability company:

CBL/Sunrise GP, LLC

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/EASTGATE MALL, LLC

By:	Eastgate Company, as its sole member

By:	CBL/Eastgate I, LLC, its managing partner

By:	CBL/J II, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/MONROEVILLE EXPANSION PARTNER, L.P.

By the following partners of the above listed limited partnership:

CBL/Monroeville Expansion II, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Monroeville Expansion III, LLC, its limited partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/MONROEVILLE EXPANSION, L.P.

By the following partners of the above listed limited partnership:

CBL/Monroeville Expansion I, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Monroeville Expansion Partner, L.P., its limited partner

By:	CBL/Momoeville Expansion TI, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/MONROEVILLE PARTNER, L.P.

By the following partners of the above listed limited partnership:

CBL/Monroeville II, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Monroeville III, LLC, its limited partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/MONROEVILLE, L.P.

By the following partners of the above listed limited partnership:

CBL/Monroeville I, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Monroeville Partner, L.P., its limited partner

By:	CBL/Monroeville II, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/MS GENERAL PARTNERSHIP

By the following partners of the above listed limited partnership:

CBL & Associates Limited Partnership, its general partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Management, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/PARKDALE CROSSING, L.P.

By the following partners of the above listed limited partnership:

CBL/Parkdale Crossing GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/SUNRISE COMMONS, L.P.

By the following partners of the above listed limited partnership:

CBL/Sunrise Commons GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/SUNRISE XS LAND, L.P.

By the following partners of the above listed limited partnership:

CBL/Sunrise Land, LLC, its sole general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CBL/WESTMORELAND, L.P.

By the following partners of the above listed limited partnership:

CBL/Westmoreland I, its sole general partner

By:	CW Joint Venture, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Wcstmoreland II, its sole limited partner

By:	CW Joint Venture, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CHARLESTON JOINT VENTURE

By the following partners of the above listed limited partnership:

CBL/Citadel I, LLC, general partner

By:	CBL/J II, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL/Citadel II, LLC, general partner

By:	CBL/J II, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its cheif manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CROSS CREEK ANCHOR S, LP

By the following partners of the above listed limited partnership:

Cross Creek Anchor S GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

CW JOINT VENTURE, LLC

By the following members of the above listed company:

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

Arbor Place Limited Partnership

By:	Multi-GP Holdings, LLC, its general partner

By:	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

EASTGATE COMPANY

By the partners of the above listed general partnership:

CBL/Eastgate I, LLC

By:	CBL/J II, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/Eastgate II, LLC

By:	CBL/J II, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

GCTC PERIPHERAL IV, LLC

By:	JG Gulf Coast Town Center, LLC, as its sole member

By:	CBL/Gulf Coast, LLC, its managing member

By:	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

HENDERSON SQUARE LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

CBL/GP, Inc., general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Properties, Inc., limited partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/GP Cary, Inc., limited partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its chief manager

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

IMPERlAL VALLEY COMMONS, L.P.

By the following partners of the above listed limited partnership:

IV Commons, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

IMPERIAL VALLEY MALL II, L.P.

By the following partners of the above listed limited partnership:

Imperial Valley Mall GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

Imperial Valley Mall, L.P ., its limited partner

By:	CBL/Imperial Valley GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

IMPERIAL VALLEY MALL, L.P.

By the following partners of the above listed limited partnership:

CBL/Imperial Valley GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL &	Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

IMPERIAL VALLEY PERIPHERAL, L.P.

By the following partners of the above listed limited partnership:

IV Outparcels, LLC, its general partner

By:	CBL & Associates Management, Inc., its chief manager

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL &	Associates Management, Inc., its limited partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

JANESVILLE MALL LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

Janesville Wisconsin, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

JG GULF COAST TOWN CENTER LLC

By:	CBL/Gulf Coast, LLC, as its sole member

By:	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

LAREDO/MDN II LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

MDN/Laredo GP II, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL &	Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

LEXINGTON JOINT VENTURE

By the following partners of the above listed general partnership:

CBL/Fayette I, LLC, general partner

By:	CBL/J I, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/Fayette II, LLC, general partner

By:	CBL/J I, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MADISON JOINT VENTURE, LLC

By:	CBL/Madison I, LLC, its sole member

By;	CBL & Associates Limited Partnership, its sole member and chief manager

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

MALL DEL NORTE, LLC

By the following members of the above listed limited liability company:

MDN/Laredo GP, LLC

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MAYFAIRE TOWN CENTER, LP

By the following partners of the above listed limited partnership:

Mayfaire GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

MONROEVILLE ANCHOR LIMITED PARTNERSHIP

By the	following partners of the above listed limited partnership:

CBL/Monroeville II, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/Monroeville III, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

MONTGOMERY PARTNERS, L.P.

By the following partners of the above listed limited partnership:

CBL/GP VI, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

OLD HICKORY MALL VENTURE

By the following partners of the above listed general partnership:

CBL/Old Hickory I, LLC, general partner

By:	CBL/J II, LLC, its sole member and chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL/Old Hickory II, LLC, general partner

By:	CBL/J II, LLC, its sole member and chief manager

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

PARKDALE MALL ASSOCIATES L.P.

By the following partners of the above listed limited partnership:

CBL/Parkdale, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

PARKDALE CROSSING LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

CBL/Parkdale Crossing GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

PARKWAY PLACE LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

CBL & Associates Limited Partnership, its general partner

By:	CBL Holdings I, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

Dunite Acquisitions, LLC, its limited partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

THE PAVILION COLLECTING AGENT, LLC

By:	CBL & Associates Management, Inc., as its sole member

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

PEARLAND TOWN CENTER LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

Pearland Town Center GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SOUTHPARK MALL, LLC

By:	Seacoast Shopping Center Limited Partnership, as its sole member

By:	CBL & Associates Limited Partnership, its sole general partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

ST. CLAIR SQUARE LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

St. Clair Square GP I, LLC, its general partner

By:	CW Joint Venture, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CW Joint Venture, LLC, its chief manager

By:	CBL & Associates Limited Partnership, its manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SUBREIT INVESTOR-BOSTON GENERAL PARTNERSHIP

By the following partners of the above listed general partnership:

SubREIT Investor-Boston GP I, LLC its managing general partner

By:
Name:	Stephen D. Lebovitz
Title:	Chief Manager

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

SUBREIT INVESTOR-BOSTON GP I, LLC

By:	CBL, & Associates Limited Partnership, as its sole member

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

VOLUSlA MALL LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

Volusia Mall GP, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

WILKES-BARRE MARKETPLACE, L.P.

By the following partners of the above listed limited partnership:

Wilkes-Barre Marketplace GP, LLC, its general partner

By:	CBL & Associates Limited Partnership, its chief manager

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

VOLUSIA MALL MEMBER SPE, LLC

By:	Volusia Mall Limited Partnership, its sole member

By:	Volusia Mall GP, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

WESTGATE MALL II, LLC

By:	Westgate Mall Limited Partnership, its sole member

By:	CBL/GP II, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

WESTGATE MALL LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

CBL/GP II, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL & Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

YORK GALLERIA LIMITED PARTNERSHIP

By the following partners of the above listed limited partnership:

By:	CBL/York, Inc., its general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

CBL &	Associates Limited Partnership, its limited partner

By:	CBL Holdings I, Inc., its sole general partner

By:
Name:	Jeffery V. Curry
Title:	Chief Legal Officer

SIGNATURE BLOCKS TO AMENDMENT OF ORGANIZATIONAL DOCUMENTS

Schedule A

CBL & ASSOCIATES LIMITED PARTNERSHIP,

ACADIANA EXPANSION PARCEL, LLC

AKRON MALL LAND, LLC

BROOKFIELD SQUARE PARCEL, LLC

CBL EAGLE POINT MEMBER, LLC

CBL EL PASO MEMBER, LLC

CBL EL PASO OUTPARCEL MEMBER, LLC

CBL GETTYSBURG MEMBER, LLC

CBL GRANDVIEW FORUM, LLC

CBL LAREDO MEMBER, LLC

CBL LEE’S SUMMIT EAST, LLC

CBL LOUISVILLE MEMBER, LLC

CBL LOUISVILLE OUTPARCEL MEMBER, LLC

CBL STATESBORO MEMBER, LLC

CBL TRIANGLE TOWN MEMBER, LLC

CBL WOODSTOCK MEMBER, LLC

CBL/HIGH POINTE GP, LLC

CBL/HUNTSVILLE, LLC

CBL/IMPERIAL VALLEY GP, LLC

CBL/J I, LLC

CBL/J II, LLC

CBL/KENTUCKY OAKS, LLC

CBL/KIRKWOOD MALL, LLC

CBL/MONROEVILLE EXPANSION I, LLC

CBL/MONROEVILLE EXPANSION II LLC

CBL/MONROEVILLE EXPANSION III, LLC

CBL/MONROEVILLE I, LLC

CBL/MONROEVILLE II, LLC

CBL/MONROEVILLE III, LLC

CBL/MSC, LLC

CBL/PARKDALE CROSSING GP, LLC

CBL/PARKDALE MALL GP, LLC

CBL/PARKDALE, LLC

CBL/REGENCY I, LLC

CBL/RICHLAND G.P., LLC

CBL/SUNRISE COMMONS GP, LLC

CBL/SUNRISE GP, LLC

CBL/SUNRISE LAND, LLC

CBL/YORK TOWN CENTER GP, LLC

CBL/YORK TOWN CENTER, LLC

CBL-D’IBERVILLE MEMBER, LLC,

CBL-TRS MEMBER I, LLC

CBL-TRS MEMBER II, LLC

CITADEL MALL DSG, LLC

COBBLESTONE VILLAGE AT PALM COAST, LLC

COLUMBIA PLACE/ANCHOR, LLC

CROSSINGS AT MARSHALL CREEK I, LLC

CROSSINGS AT MARSHALL CREEK II, LLC

EASTLAND MEDICAL BUILDING, LLC

GREENBRIER MALL, LLC

HAMMOCK LANDING/WEST MELBOURNE, LLC

HICKORY HOLLOW/SB, LLC

HICKORY POINT-OP OUTPARCEL, LLC

IV COMMONS, LLC

KIRKWOOD MALL ACQUISITION LLC

LAUREL PARK RETAIL HOLDING LLC

LHM-UTAH, LLC

MAYFAIRE GP, LLC

MDN/LAREDO GP II, LLC

MORTGAGE HOLDINGS, LLC

MULTI-GP HOLDINGS, LLC

NORTHGATE SAC, LLC

PANAMA CITY PERIPHERAL, LLC

PEARLAND GROUND, LLC

PORT ORANGE HOLDINGS II, LLC

SOUTHAVEN TOWNE CENTER, LLC

SPRINGHILL/COASTAL LANDING, LLC

TENN-GP HOLDINGS, LLC

THE PAVILION AT PORT ORANGE, LLC

VOLUSIA-OP PERIPHERAL, LLC

WILKES-BARRE MARKETPLACE GP, LLC

CHERRYVALE MALL, LLC,

DAKOTA SQUARE MALL CMBS, LLC

EASTLAND HOLDING I, LLC

EASTLAND HOLDING II, LLC

FAYETTE PLAZA CMBS, LLC

IMPERIAL VALLEY MALL GP, LLC

LAYTON HILLS MALL CMBS, LLC

MADISON/EAST TOWNE, LLC

MADISON/WEST TOWNE, LLC

MDN/LAREDO GP, LLC

NORTHPARK MALL/JOPLIN, LLC

PEARLAND TOWN CENTER GP, LLC

SOUTHAVEN TOWNE CENTER II, LLC

ST. CLAIR SQUARE SPE, LLC

THE LANDING AT ARBOR PLACE II, LLC

CBL AMBASSADOR MEMBER, LLC

CBL FREMAUX MEMBER, LLC

KIRKWOOD MALL MEZZ LLC

2030 INSURANCE, LLC

ACADIANA ANCHOR M, LLC

ACADIANA MALL OF LOUISIANA, LLC

ALAMANCE CROSSING II, LLC

ALAMANCE CROSSING, LLC

APWM, LLC

ASHEVILLE, LLC

BREWERY DISTRICT, LLC

BROOKFIELD SQUARE ANCHOR S, LLC

CBL BRAZIL-BRASILIA MEMBER, LLC

CBL BRAZIL-JUIZ DE FORA MEMBER, LLC

CBL BRAZIL-MACAE MEMBER LLC

CBL BRAZIL-MACAPA MEMBER, LLC

CBL BRAZIL-MANAUS MEMBER, LLC

CBL BRAZIL-TENCO SC MEMBER, LLC

CBL EL PASO PREF LENDER, LLC

CBL FAYETTE HOTEL MEMBER, LLC

CBL FRIENDLY HOTEL MEMBER, LLC

CBL HARTFORD MEMBER, LLC

CBL HP HOTEL MEMBER, LLC

CBL MEMBER-MANSFIELD, LLC

CBL TTC MEMBER, LLC

CBL WALDEN PARK, LLC

CBL/GULF COAST, LLC

CBL/MADISON I, LLC

CBL/MADISON II, LLC

CBL/PENN INVESTMENTS, LLC

CBL/WESTMORELAND GROUND, LLC

CBL-MS GP, LLC

CROSS CREEK ANCHOR S, GP LLC

CV AT NORTH COLUMBUS, LLC

D’IBERVILLE CBL LAND, LLC

DECO MALL, LLC

DEVELOPMENT OPTIONS CENTERS, LLC

DEVELOPMENT OPTIONS/COBBLESTONE, LLC

DUNITE ACQUISITIONS, LLC

EAST TOWNE PARCEL I, LLC

EASTGATE ANCHOR S, LLC

EASTLAND ANCHOR M, LLC

EVIN ACQUISITIONS, LLC

FAYETTE MIDDLE ANCHOR, LLC

FHP EXPANSION GP I, LLC

FHP EXPANSION GP II, LLC

GCTC PERIPHERAL V, LLC

GUNBARREL COMMONS, LLC

HAMILTON PLACE ANCHOR S, LLC

HANES MALL PARCELS, LLC

HARTFORD OUTLET JV, LLC

HIXSON MALL, LLC

HUCKLEBERRY PLACE, LLC

JEFFERSON ANCHOR M, LLC

JEFFERSON ANCHOR S, LLC

JEFFERSON MALL COMPANY II, LLC

JG WINSTON-SALEM, LLC

LAKEVIEW POINTE, LLC

MERIDIAN MALL LIMITED PARTNERSHIP

MID RIVERS LAND LLC

MILFORD MARKETPLACE, LLC

NORTH CHARLESTON JOINT VENTURE II, LLC

PARKDALE ANCHOR M, LLC

PEARLAND-OP PARCEL 8, LLC

SHOPPES AT ST. CLAIR SQUARE, LLC

SOUTHPARK MALL-DSG, LLC

THE VILLAGE AT NEWNAN CROSSING, LLC

TN-LAND PARCELS, LLC

TX-LAND PARCELS, LLC

VILLAGE AT ORCHARD HILLS, LLC

VOLUSIA SAC, LLC

WILKES-BARRE MARKETPLACE I, LLC

WI-LAND PARCELS, LLC

WNC SHOPPING CENTER, LLC

CBL MORRISTOWN, LTD

CBL/NASHUA LIMITED PARTNERSHIP

COLLEGE STATION PARTNERS, LTD

FRONTIER MALL ASSOCIATES LIMITED PARTNERSHIP

THE GALLERIA ASSOCIATES, L.P.

LAKESHORE/SEBRING LIMITED PARTNERSHIP

MADISON PLAZA ASSOCIATES, LTD.

MADISON SQUARE ASSOCIATES, LTD.

MARYVILLE DEPARTMENT STORE ASSOCIATES, LTD.

PARKWAY PLACE LIMITED PARTNERSHIP

SEACOAST SHOPPING CENTER LIMITED PARTNERSHIP

WALNUT SQUARE ASSOCIATES LIMITED PARTNERSHIP

ARBOR PLACE LIMITED PARTNERSHIP

BONITA LAKES MALL LIMITED PARTNERSHIP

CBL/LOW LIMITED PARTNERSHIP

WESTGATE CROSSING LIMITED PARTNERSHIP

WILLOWBROOK PLAZA LIMITED PARTNERSHIP

ACADIANA OUTPARCEL, LLC

CBL BI DEVELOPMENTS MEMBER, LLC

CBL LEE’S SUMMIT PERIPHERAL, LLC

CBL WOODSTOCK OUTPARCEL MEMBER, LLC

CBL/MSC II, LLC

CBL-706 BUILDING, LLC

CBL-708 LAND, LLC

CBL-840 GC, LLC

CBL-850 GC, LLC

CBL-BRASSFIELD SHOPPING CENTER, LLC

CBL-CALDWELL COURT, LLC

CBL-FC BUILDING, LLC

CBL-GARDEN SQUARE, LLC

CBL-HUNT VILLAGE, LLC

CBL-LP OFFICE BUILDING, LLC

CBL-NEW GARDEN CROSSING, LLC

CBL-NORTHWEST CENTRE, LLC

CBL-OAK HOLLOW SQUARE, LLC

CBL-OB BUSINESS CENTER, LLC

CBL-ONE OYSTER POINT, LLC

CBL-PB CENTER I, LLC

CBL-ST BUILDING, LLC

CBL-SUNDAY DRIVE, LLC

CBL-TWO OYSTER POINT, LLC

CBL-WESTRIDGE SQUARE, LLC

CBL-WESTRIDGE SUITES, LLC

CVPC-LO, LLC

CVPC-OUTPARCELS, LLC

GULF COAST TOWN CENTER PERIPHERAL I, LLC

GULF COAST TOWN CENTER PERIPHERAL II, LLC

HAMMOCK LANDING COLLECTING AGENT, LLC

HICKORY POINT OUTPARCELS, LLC

IV OUTPARCELS, LLC

MADISON GROUND, LLC

CBL/BROOKFIELD I, LLC

CBL/BROOKFIELD II, LLC

CBL/CARY I, LLC

CBL/CARY II, LLC

CBL/FAYETTE I, LLC

CBL/FAYETTE II, LLC

CBL/CHERRYVALE I, LLC

CBL/CITADEL I, LLC

CBL/CITADEL II, LLC

CBL/COLUMBIA I, LLC

CBL/COLUMBIA II, LLC

CBL/EASTGATE I, LLC

CBL/EASTGATE II, LLC

CBL/MIDLAND I, LLC

CBL/MIDLAND II, LLC

CBL/OLD HICKORY I, LLC

CBL/OLD HICKORY II, LLC

CBL/REGENCY II, LLC

CBL/TOWNE MALL I, LLC

CBL/TOWNE MALL II, LLC

CBL/WAUSAU I, LLC

CBL/WAUSAU II, LLC

CBL/WAUSAU III, LLC

CBL/WAUSAU IV, LLC

JG RANDOLPH, LLC

CBL/WESTMORELAND I, LLC

CBL/WESTMORELAND II, LLC

ST. CLAIR SQUARE GP I, LLC

C.H. OF AKRON II, LLC

COOLSPRINGS CROSSING LIMITED PARTNERSHIP

FRONTIER MALL ASSOCIATES LIMITED PARTNERSHIP

THE GALLERIA ASSOCIATES, L.P.

TURTLE CREEK LIMITED PARTNERSHIP

FAYETTE DEVELOPMENT PROPERTY, LLC

THE LAKES MALL, LLC

POM-COLLEGE STATION, LLC,

SOUTH COUNTY SHOPPINGTOWN LLC

STROUD MALL, LLC

WPMP HOLDING LLC

MARYVILLE PARTNERS, L.P.

THE COURTYARD AT HICKORY HOLLOW LIMITED PARTNERSHIP

HICKORY HOLLOW MALL LIMITED PARTNERSHIP

CBL & ASSOCIATES MANAGEMENT SUB, LLC

CBL WOODSTOCK INVESTMENTS MEMBER, LLC

CHICOPEE MARKETPLACE III, LLC

GCTC PERIPHERAL III, LLC

NEWCO MORTGAGE, LLC

PROPERTY TAXPERTS, LLC

THE SHOPS AT PINEDA RIDGE, LLC

WATERFORD COMMONS OF CT III, LLC

WEST TOWNE DISTRICT, LLC

BROOKFIELD SQUARE JOINT VENTURE,

CBL RM-WACO, LLC,

CBL SM-BROWNSVILLE, LLC,

CBL/EASTGATE MALL, LLC

CBL/MONROEVILLE EXPANSION PARTNER, L.P.

CBL/MONROEVILLE EXPANSION, L.P.

CBL/MONROEVILLE PARTNER, L.P.

CBL/MONROEVILLE, L.P.

CBL/MS GENERAL PARTNERSHIP

CBL/PARKDALE CROSSING, L.P.

CBL/SUNRISE COMMONS, L.P.

CBL/SUNRISE XS LAND, L.P.

CBL/WESTMORELAND, L.P.

CHARLESTON JOINT VENTURE

CROSS CREEK ANCHOR S, LP

CW JOINT VENTURE, LLC

EASTGATE COMPANY

GCTC PERIPHERAL IV, LLC

HENDERSON SQUARE LIMITED PARTNERSHIP

IMPERIAL VALLEY COMMONS, L.P.

IMPERIAL VALLEY MALL II, L.P.

IMPERIAL VALLEY MALL, L.P.

IMPERIAL VALLEY PERIPHERAL, L.P.

JANESVILLE MALL LIMITED PARTNERSHIP

JG GULF COAST TOWN CENTER LLC

LEXINGTON JOINT VENTURE

MADISON JOINT VENTURE, LLC

MALL DEL NORTE, LLC

MAYFAIRE TOWN CENTER, LP

MONROEVILLE ANCHOR LIMITED PARTNERSHIP

MONTGOMERY PARTNERS, L.P.

OLD HICKORY MALL VENTURE

PARKDALE CROSSING LIMITED PARTNERSHIP

PARKDALE MALL ASSOCIATES, L.P.

THE PAVILION COLLECTING AGENT, LLC

PEARLAND TOWN CENTER LIMITED PARTNERSHIP

SOUTHPARK MALL, LLC

ST. CLAIR SQUARE LIMITED PARTNERSHIP

SUBREIT INVESTOR-BOSTON GENERAL PARTNERSHIP

SUBREIT INVESTOR-BOSTON GP I, LLC

VOLUSIA MALL LIMITED PARTNERSHIP

WILKES-BARRE MARKETPLACE, L.P.

VOLUSIA MALL MEMBER SPE, LLC

WESTGATE MALL II, LLC

WESTGATE MALL LIMITED PARTNERSHIP

YORK GALLERIA LIMITED PARTNERSHIP